FIRST AMENDMENT TO CREDIT AGREEMENT
AND RELATED LOAN DOCUMENTS

This FIRST AMENDMENT TO CREDIT AGREEMENT AND RELATED LOAN DOCUMENTS (this "Amendment”), is made as of the 4th day of May, 2011, by and among GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP, a Delaware limited partnership (“G&E Healthcare Borrower”), G&E HC REIT II LACOMBE MOB, LLC, a Delaware limited liability company (“Lacombe BBP Borrower”), G&E HC REIT II PARKWAY MEDICAL CENTER, LLC, a Delaware limited liability company (“Parkway BBP Borrower”), G&E HC REIT II ST. VINCENT CLEVELAND MOB, LLC, a Delaware limited liability company (“St. Vincent BBP Borrower”), G&E HC REIT II LIVINGSTON MOB, LLC, a Delaware limited liability company (“Livingston BBP Borrower”), G&E HC REIT II SYLVA MOB, LLC, a Delaware limited liability company (“Sylva BBP Borrower”), and G&E HC REIT II ENNIS MOB, LLC, a Delaware limited liability company (“Ennis BBP Borrower”) (all of the aforementioned, together with each other party which becomes a borrower under the Credit Agreement [as defined below], individually and collectively, jointly and severally, the “Borrower”) and BANK OF AMERICA, N.A., a national banking association, as agent (the “Administrative Agent”) under the Credit Agreement (as hereinafter defined) (Bank of America, N.A. and the other lending institutions which become parties to the Credit Agreement are collectively referred to as the “Lenders” and individually as a the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement among G&E Healthcare Borrower, Lacombe BBP Borrower and Parkway BBP Borrower, the Administrative Agent and the other Lenders (the “Credit Agreement”) dated July 19, 2010, as amended by that certain Joinder to Credit Agreement and Other Loan Documents dated September 9, 2010 among St. Vincent BBP Borrower, Livingston BBP Borrower and the Administrative Agent, as consented to by G&E Healthcare Borrower, Lacombe BBP Borrower, Parkway BBP Borrower, the Guarantor and the Pledgor (the “First Joinder Agreement”), as further amended by that certain Joinder to Credit Agreement and Other Loan Documents dated November 15, 2010 between Sylva BBP Borrower and the Administrative Agent, as consented to by G&E Healthcare Borrower, Lacombe BBP Borrower, Parkway BBP Borrower, St. Vincent BBP Borrower, Livingston BBP Borrower, the Guarantor and the Pledgor (the “Second Joinder Agreement”), and as further amended by that certain Joinder to Credit Agreement and Other Loan Documents dated January 28, 2011 between Ennis BBP Borrower and the Administrative Agent, as consented to by G&E Healthcare Borrower, Lacombe BBP Borrower, Parkway BBP Borrower, St. Vincent BBP Borrower, Livingston BBP Borrower, Sylva BBP Borrower, the Guarantor and the Pledgor (the "Third Joinder Agreement”; the Credit Agreement as amended by the First Joinder Agreement, the Second Joinder Agreement and the Third Joinder Agreement is referred to herein as the "Original Credit Agreement”), the Lenders agreed to and did make a loan to the Borrower in the original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00) (the "Loan”). The Loan is evidenced by (i) that certain Promissory Note dated July 19, 2010 in the original principal amount of $25,000,000.00 made by G&E Healthcare Borrower, Lacombe BBP Borrower and Parkway BBP Borrower, collectively as Borrower, to the order of the Administrative Agent, as Lender; (ii) that certain Joinder to Promissory Note dated September 9, 2010 made by St. Vincent BBP Borrower and Livingston BBP Borrower, collectively as Borrower, to the order of the Administrative Agent as a Lender; (iii) that certain Joinder to Promissory Note dated November 15, 2010 made by Sylva BBP Borrower, as Borrower, to the order of the Administrative Agent as a Lender; and (iv) that certain Joinder to Promissory Note dated January 28, 2011 made by Ennis BBP Borrower, as Borrower, to the order of the Administrative Agent as a Lender (collectively, the “Original Note”); and

WHEREAS, the Original Note is secured by, among other things, the following documents (all of which, together with all renewals, amendments, modifications, restatements, extensions and modifications thereof and thereto, are collectively referred to herein as the “Original Loan Documents”):

(i) that certain Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of July 19, 2010 (the “Lacombe Mortgage”) by Lacombe BBP Borrower, as Mortgagor, to the Administrative Agent, as Mortgagee, and recorded on July 21, 2010 in Instrument No. 1777573 in the Records of St. Tammany Parish, Louisiana, encumbering the real property legally described therein;

(ii) that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of July 19, 2010 (the “Parkway Mortgage”) by Parkway BBP Borrower, as Mortgagor, to the Administrative Agent, as Mortgagee, and recorded on July 22, 2010 with the Office of the Cuyahoga County, Ohio Recorder as Document No. 2010007220434, encumbering the real property legally described therein;

(iii) that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of September 9, 2010 (the “St. Vincent Mortgage”) by St. Vincent BBP Borrower, as Mortgagor, to the Administrative Agent, as Mortgagee, and recorded on September 16, 2010 with the Office of the Cuyahoga County, Ohio Recorder as Document No. 201009160315, encumbering the real property legally described therein;

(iv) that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement dated as of September 9, 2010 (the “Livingston Mortgage”) by Livingston BBP Borrower, as Grantor, to the Administrative Agent, as Beneficiary, and recorded on September 17, 2010 in the Official Public Records of Polk County, Texas in Volume 1764 Page 587, encumbering the real property legally described therein;

(v) that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of November 15, 2010 (the “Sylva Mortgage”) by Sylva BBP Borrower, as Grantor, to the Administrative Agent, as Beneficiary, and recorded on November 23, 2010 with the Jackson County, North Carolina Recorder of Deeds at Book 1874 Page 292, encumbering the real property legally described therein;

(vi) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement dated as of January 28, 2011 (the “Ennis Mortgage”; and with the Lacombe Mortgage, the Parkway Mortgage, the St. Vincent Mortgage, the Livingston Mortgage and the Sylva Mortgage, referred to hereinafter individually as an “Original Mortgage” and collectively as the “Original Mortgages”) by Ennis BBP Borrower, as Grantor, to the Administrative Agent, as Beneficiary, filed January 31, 2011, recorded in Volume 2553 Page 2124, Real Property Records of Ellis County, Texas, encumbering the real property legally described therein;

(vii) that certain Guaranty Agreement dated July 19, 2010 (the “Guaranty”) by Grubb & Ellis Healthcare REIT II, Inc., a Maryland corporation (the “Guarantor”) in favor of the Administrative Agent;

(viii) that certain Ownership Interests Pledge and Security Agreement dated as of July 19, 2010 by G&E Healthcare Borrower, as the Pledgor, to the Administrative Agent, for the benefit of the Lenders; and

(ix) any other documents, instruments or agreements executed and delivered by any Borrower, the Guarantor or any other party to the Administrative Agent and/or Lenders evidencing, securing, governing, guaranteeing or otherwise pertaining to the Loan and which are defined as the “Loan Documents” in the Original Credit Agreement; and

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to make certain modifications to the provisions of the Original Credit Agreement, the Original Note, the Original Mortgages and the other Loan Documents, to, among other things, (i) increase the amount of the Aggregate Commitments, (ii) modify the terms of the Borrowing Base, and (iii) amend the Original Loan Documents in certain other respects; and

WHEREAS, contemporaneously with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Administrative Agent (i) that certain Amended and Restated Promissory Note (the “Amended and Restated Note”), and (ii) a first amendment to each Original Mortgage to be recorded with the applicable recorder’s office (collectively, the "First Amendments to Mortgage”; each Original Mortgage as modified by the applicable First Amendment to Mortgage is hereinafter referred to individually and collectively as the "Mortgage”); and

WHEREAS, contemporaneously with the execution and delivery of this Amendment, the Guarantor shall execute and deliver to the Administrative Agent a First Amendment to and Reaffirmation of Guaranty Agreement with respect to the Guaranty (the “First Amendment to and Reaffirmation of Guaranty”).

NOW, THEREFORE, for and in consideration of the recitals set forth and made a part hereof, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Incorporation. The preambles to this Amendment, together with the Original Credit Agreement, the Original Note, the Original Mortgages and the other Original Loan Documents, are fully incorporated herein by this reference with the same force and effect as though restated herein.

2. Defined Terms. To the extent not otherwise defined herein to the contrary, all terms and phrases used in this Amendment shall have the respective meanings ascribed to them in the Original Credit Agreement.

3. Acknowledgment of Balance of Note. The Borrower and the Administrative Agent hereby acknowledge that as of the date hereof, the outstanding principal balance of the Note is $4,550,000.

4. Aggregate Commitments Amount. The amount of the Aggregate Commitments is hereby increased to an amount not to exceed $45,000,000.00. All references in the Original Credit Agreement to the Aggregate Commitments shall be deemed to be such amount as amended and increased hereby. In addition, all references in the Original Credit Agreement, the Original Mortgages, the Original Guaranty and the other Original Loan Documents (a) to “Twenty Five Million and No/100 Dollars” shall be deemed to be “Forty Five Million and No/100 Dollars”, and (b) to “$25,000,000.00” shall be deemed to be “$45,000,000.00”.

5. Definitions. The following definitions in the Original Credit Agreement are hereby amended and restated in their entirety as follows:

"Applicable Margin” means three and one-half percent (3.50%) per annum.

"Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to the BBA Daily LIBOR Floating Rate, means any such day that is also a London Banking Day.

"Collateral Value Amount” means, as of any Determination Date, an amount equal to the product of (a) sixty percent (60%) multiplied by (b) the BBP Value as of such date.

"LTC Amount” means, as of any Determination Date, an amount equal to the product of (a) sixty percent (60%) multiplied by (b) the BBP Cost as of such date.

"Mortgageability Amount” means, as of any Determination Date, the maximum principal amount under a hypothetical loan with respect to which the annual principal and interest payments are equal to the Mortgageability Cash Flow divided by 1.40 under a hypothetical loan, utilizing a thirty (30) year mortgage-style amortization schedule and an interest rate equal to the great of (i) the ten (10) year Treasury Rate plus three percent (3%) or (ii) seven percent (7%).

All references in the Original Credit Agreement, the Original Note, the Original Mortgages and the other Original Loan Documents to the terms set forth above shall have the meanings ascribed to such terms set forth herein.

6. Interest Rate.

(a) The first sentence of Section 2.08(a) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“The unpaid principal balance under the Loan from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the BBA LIBOR Daily Floating Rate plus the Applicable Margin.”

(b) The second sentence of Section 2.08(b) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“If the Administrative Agent so notifies the Borrower, then interest shall accrue and be payable on the unpaid principal balance hereunder at a fluctuating rate of interest per annum equal to the Prime Rate of the Administrative Agent plus the Applicable Margin, from the date of such notification by the Administrative Agent until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist or until the Maturity Date (whether by acceleration, declaration, extension or otherwise), whichever is earlier to occur.”

7. Unused Fee. The first sentence of Section 2.09(a) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrowers shall, for each day during the term of this Agreement on which there exist any Commitments, pay to the Administrative Agent for the account of each Lender holding a Commitment (in accordance with such Lender’s Applicable Percentage thereof), an unused fee (the “Unused Fee”) equal to the Unused Rate times the actual daily amount by which $45,000,000.00 exceeds the Total Outstandings as of such date, subject to adjustment as provided in Section 2.18.”

8. Extended Maturity Date Option. The reference in Section 2.14(b)(v) of the Original Credit Agreement to the amount of the extension fee which the Borrower must pay as “$93,750.00” is hereby deleted and replaced with “$168,750.00”.

9. Updated Appraisals. Sections 6.19(b) and (c) of the Original Credit Agreement are hereby amended and restated in their entirety as follows:

"(b) in any event, twelve (12) months after the date hereof in order to determine compliance with the Borrowing Base relative to the Collateral Value Amount, and (c) at the sole discretion of the Administrative Agent, with respect to any Borrowing Base Property added after the date of this Agreement, twelve (12) months after the date such Borrowing Base Property is so added as property to the Borrowing Base;”.

10. Commitments and Applicable Percentages. The Original Credit Agreement is amended to replace in the entirety the Commitments and Applicable Percentages, attached as SCHEDULE 2.01 to the Original Credit Agreement, with the revised Commitments and Applicable Percentages attached hereto as SCHEDULE 2.01. All references in the Original Credit Agreement and the other Loan Documents to the Commitments and Applicable Percentages shall be deemed be the Commitments and Applicable Percentages as amended and restated on SCHEDULE 2.01 attached hereto.

11. Borrowing Base Compliance Certificate. The Original Credit Agreement is amended to replace in the entirety the Borrowing Base Compliance Certificate, attached as EXHIBIT B to the Original Credit Agreement, with the revised Borrowing Base Compliance Certificate attached hereto as EXHIBIT B. All references in the Original Credit Agreement and the other Loan Documents to the Borrowing Base Compliance Certificate shall be deemed be the Borrowing Base Compliance Certificate as amended and restated on EXHIBIT B attached hereto.

12. Defined Terms. The parties hereby agree that all of the Loan Documents are amended and modified as follows:

(a) The term “Credit Agreement”, as used in the Credit Agreement and the other Loan Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

(b) The term “Note”, as used in the Credit Agreement and the other Loan Documents, shall mean the Original Note, as amended by this Amendment and the Amended and Restated Note.

(c) The term “Mortgage”, as used in the Credit Agreement and the other Loan Documents, shall mean each Original Mortgage, as amended by this Amendment and the applicable First Amendment to Mortgage.

(d) The term “Guaranty”, as used in the Credit Agreement and the other Loan Documents, shall mean the Original Guaranty, as amended by this Amendment and the First Amendment to and Reaffirmation of Guaranty.

(e) The term “Loan Documents”, as used in the Credit Agreement and the other Loan Documents, shall mean the Original Loan Documents, as amended by this Amendment.

13. Conditions. As a condition precedent to the effectiveness of this Amendment, the Amended and Restated Note, the First Amendments to Mortgage and the First Amendment to and Reaffirmation of Guaranty, and to the Administrative Agent’s and the Lenders’ obligations hereunder, each of the following conditions precedent shall have been satisfied (as determined by the Administrative Agent in its sole and absolute discretion) as of the date of this Amendment:

(a) All parties shall have executed and delivered this Amendment and the First Amendment to Mortgages.

(b) The Borrower shall executed and delivered to the Administrative Agent the Amended and Restated Note.

(c) The Guarantor shall have executed and delivered to the Administrative Agent the First Amendment to and Reaffirmation of Guaranty.

(d) The Borrower shall have paid to the Administrative Agent, for the benefit of the Lenders, a loan modification fee in the amount of $75,000.00.

(e) The Administrative Agent shall have received an endorsement to the title policy for each Borrowing Base Property (i) extending the effective date of such policy to the date and time of the recording of the applicable First Amendment to Mortgage, and reflecting the recordation of such First Amendment to Mortgage, (ii) increasing the insured amount to $45,000,000.00, (iii) showing that there have been no changes to the state of title as to such Borrowing Base Property or exceptions not previously approved by the Administrative Agent since the date of the issuance of the original title policy for such Borrowing Base Property, and showing that all real estate taxes and assessments which are due and payable (but not delinquent) have been paid in full, and (iv) insuring the continuing first priority lien of the applicable Mortgage.

(f) The Administrative Agent shall have received the following for each Borrower: (i) current certificates of existence from the Delaware Secretary of State, and for each Borrower other than the G&E Healthcare Borrower, from the Secretary of State where such Borrower’s Borrowing Base Property is located; (ii) current certified copies of certificate of limited partnership or certificate of formation, from the Delaware Secretary of State, as the case be, or a certificate of no change from such Borrower’s general partner or manager, as the case may be, and (iii) the limited partnership agreement or operating agreement, as the case may be, or a certificate of no change from such Borrower’s general partner or manager, as the case may be.

(g) The Administrative Agent shall have received the following for the Guarantor: (i) current certificate of good standing from the Maryland Secretary of State; (ii) current certified copy of the articles of organization from the Maryland Secretary of State, or a certificate of no change from an officer of the Guarantor, and (iii) the by-laws, or a certificate of no change from an officer of the Guarantor.

(h) The Administrative Agent shall have received consents or resolutions, each with a certificate of incumbency, from the general partner or manager of each Borrower, as the case may be, authorizing (i) the increase in the amount of the Aggregate Commitments, (ii) the modifications to the terms of the Borrowing Base, (iii) the modification of the interest rate, (iv) all other modifications to the Credit Agreement and the other Loan Documents as set forth in this Amendment, and (v) the execution and delivery by the Borrower of this Amendment, the Amended and Restated Note, the First Amendments to Mortgage, and any other documents or instruments required or requested by the Administrative Agent.

(i) The Administrative Agent shall have received consents or resolutions, each with a certificate of incumbency, from an officer of the Guarantor authorizing (i) the increase in the amount of the Aggregate Commitments, (ii) the modifications to the Borrowing Base Conditions, (iii) the modification of the interest rate, (iv) all other modifications to the Credit Agreement and the other Loan Documents as set forth in this Amendment, (v) the execution and delivery by the Borrower of this Amendment, the Amended and Restated Note, the First Amendments to Mortgage, and any other documents or instruments required or requested by the Administrative Agent, and (vi) the execution and delivery by the Guarantor of the First Amendment to and Reaffirmation of Guaranty, and any other documents or instruments required or requested by the Administrative Agent.

(j) The Administrative Agent shall have received opinions of counsel for each Borrower and the Guarantor as to (i) the enforceability and binding effect of this Amendment, the Amended and Restated Note, the First Amendments to Mortgage, the First Amendment to and Reaffirmation of Guaranty, and any other documents or instrument required or requested by the Administrative Agent, as applicable, (ii) the due authority, execution and delivery of this Amendment, the Amended and Restated Note, the First Amendments to Mortgage, the First Amendment to and Reaffirmation of Guaranty, and any other documents or instrument required or requested by the Administrative Agent, as applicable, and (iii) such other matters as the Administrative Agent may reasonably require.

(k) The Administrative Agent shall have received with respect to each Borrowing Base Property certificates of insurance, together with evidence satisfactory to the Administrative Agent, evidencing that the insurance policies in coverages, the amounts and form, and otherwise in accordance with the terms and provisions of the Loan Documents, are in full force and effect.

(l) The Administrative Agent shall have received from the G&E Healthcare Borrower a current Borrowing Base Certificate dated as of the date hereof.

(m) The Administrative Agent shall have received from the Guarantor a financial covenant compliance certificate dated no more than sixty (60) days prior to the date hereof in conformance with the requirements set forth in the Credit Agreement or the Guaranty.

(n) The Administrative Agent shall have received such other documents or instruments as are required under this Amendment or as may otherwise be requested by the Administrative Agent.

(o) The Administrative Agent shall have been reimbursed by the Borrower in the full amount of the Administrative Agent’s costs and expenses incurred in connection with this Amendment and the transactions, documents and instruments contemplated hereby, including, without limitation, title insurance costs, recording fees and reasonable attorneys’ fees and expenses.

(p) The representations and warranties set forth in this Amendment and all of the Loan Documents shall continue to remain true and correct in all respects.

(q) As of the date hereof, there shall not have been a Default or Event of Default on the part of any Borrower or the Guarantor under any of the Loan Documents.

The parties agree that this Amendment will not be binding upon or enforceable against the Administrative Agent or any Lender until such time as each of the conditions precedent set forth above have been satisfied in the Administrative Agent’s sole and absolute determination, and then only after the Borrower has fully complied with all of the other terms and conditions set forth in this Amendment.

14. Representations and Warranties. The Borrower hereby represents, warrants and covenants with the Administrative Agent and each Lender that:

(a) The Loan Documents are in full force and effect and have not been modified, amended or changed, except as expressly provided in this Amendment.

(b) As of the date hereof, there are no charges, liens, claims, defenses or setoffs in favor of any Borrower or the Guarantor under any of the Loan Documents, including, without limitation, any charges, liens, claims, defenses or setoffs under or against the validity or enforceability of any of the Loan Documents in accordance with their respective terms.

(c) All of the representations, warranties and covenants of the Borrower and the Guarantor set forth in the Loan Documents, as any of such Loan Documents may have been modified by this Amendment, are complete and correct as of the date hereof.

(d) As of the date hereof, there has been no Default or Event of Default and there are no state of facts that, with the giving of notice or the passage of time, or both, could become a Default on the part of any Borrower or the Guarantor under any of the Loan Documents.

15. Lien Status. None of this Amendment, the Amended and Restated Note, the First Amendments to Mortgage nor the First Amendment to and Reaffirmation of Guaranty constitutes the creation of a new debt or the extinguishment of the debt evidenced by the Note, nor will they in any way affect or impair the lien of any Mortgage or the other Loan Documents, which the Borrower hereby acknowledges to be a valid and existing first priority lien on the applicable Borrowing Base Property and any other collateral described therein. The Borrower agrees that the lien of such Mortgage continues to be in full force and effect, unaffected and unimpaired by this Amendment, and that said lien shall so continue as a first priority lien until the debt secured by the Loan Documents is fully discharged.

16. Further Assurances. The Borrower hereby agrees to execute and deliver promptly to the Administrative Agent, at the Administrative Agent’s request, such other documents as the Administrative Agent deems necessary or appropriate to evidence the transaction contemplated herein and/or to perfect or otherwise secure the Administrative Agent’s and each Lender’s interest in the Borrowing Base Properties.

17. Expenses. All expenses incurred by the Administrative Agent, the Borrower and the Guarantor incident to the transactions contemplated herein, including, without limitation, all title charges, recording and filing fees, reasonable legal and other expenses, shall be borne and paid by the Borrower.

18. Full Force and Effect. Except as expressly modified and amended hereby, the Credit Agreement, the Note and the other Loan Documents shall continue in full force and effect and, as thus modified and amended, are hereby ratified, confirmed and approved.

19. Waiver of Claims. Each Borrower acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against the Administrative Agent of any Lender with respect to any of its liabilities and obligations to the Administrative Agent and such Lender under the Loan, the Credit Agreement or any other Loan Document, and to the extent that any such party has any such claims under the Loan, the Credit Agreement or any other Loan Document, each Borrower affirmatively WAIVES and RENOUNCES such claims as of the date hereof.

20. Binding Effect. This Amendment applies to, inures to the benefit of and is binding not only on the parties hereto, but on their heirs, executors, administrators, successors and assigns.

21. Governing Law. This Amendment shall be governed by and construed in accordance with, the laws of the State of Illinois.

22. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart or reproduction thereof.

23. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN THE CITY OF CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

24. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

25. Waiver of Claims. The Borrower acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against the Administrative Agent or any Lender with respect to any of his liabilities and obligations to the Administrative Agent or any Lender under the Loan, this Amendment, the Credit Agreement or any other Loan Document, and to the extent that any such party has any such claims under the Loan, this Amendment, the Credit Agreement or any other Loan Document, the Borrower affirmatively WAIVES and RENOUNCES such claims as of the date hereof.

26. Final Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed and delivered this Amendment as of the day and year first above written.

GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP,

a Delaware limited partnership

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II LACOMBE MOB, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II PARKWAY MEDICAL CENTER, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II ST. VINCENT CLEVELAND MOB, LLC,

a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II LIVINGSTON MOB, LLC,
a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II SYLVA MOB, LLC,
a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

G&E HC REIT II ENNIS MOB, LLC,
a Delaware limited liability company

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its general partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed and delivered this Amendment as of the day and year first above written.

BANK OF AMERICA, N.A.,

a national banking association,
individually as Administrative Agent and a Lender

By: /s/ Christopher A. Thangaraj
Name: Christopher A. Thangaraj
Its: Vice President